Other Income	6 Months Ended
Jun. 30, 2018
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Other Income
8.	Other Income

	Three Months Ended June 30		Six Months Ended June 30
(in thousands)	2018	2017	2018	2017
Dividend income	$19	$15	$39	$30
Interest income	661	72	1,227	133
Proceeds relative to the Mercator Minerals bankruptcy	—	—	—	1,022
Guarantee fees - Primero Revolving Credit Facility	858	—	858	—
Fees for contract amendments and reconciliations	—	988	248	988

Total other income	$1,538	$1,075	$2,372	$2,173

Proceeds relative to the Mercator Minerals bankruptcy

During the three months ended March 31, 2017, the Company received an additional $1 million settlement related to the bankruptcy of Mercator Minerals Ltd. (“Mercator”) with whom Wheaton had a silver purchase agreement relative to Mercator’s Mineral Park mine in the United States (the “Mercator Bankruptcy”). This silver interest was fully written off during the year ended December 31, 2014 and as such further proceeds, if any, will be recognized as a component of net earnings.

Guarantee fees - Primero Revolving Credit Facility

On March 30, 2017, Wheaton provided a guarantee to the lenders under Primero Mining Corp.’s (“Primero”) previously outstanding revolving credit facility for which Primero paid a fee of 5% per annum (the “Guarantee”). The Guarantee was cancelled on May 10, 2018, being the date First Majestic Silver Corp. (“First Majestic”) completed the previously disclosed acquisition of all the issued and outstanding common shares of Primero.